AMENDMENT NO. 1 TO TRANSFER AND ADMINISTRATION AGREEMENT
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          AMENDMENT NO. 1 TO TRANSFER AND ADMINISTRATION AGREEMENT
(this "Amendment"), dated as of November 30, 2001, to that certain Transfer
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and Administration Agreement, dated as of March 21, 2001 (as amended, supplemented or modified from time to time, the "TAA"), by and among
                                                 ---
Arrow Electronics Funding Corporation, a Delaware corporation (the "SPV"),
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Arrow Electronics, Inc., a New York corporation, individually ("Arrow")
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and as the initial Master Servicer,  the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the "Conduit Investors"; each individually, a "Conduit Investor"),
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the agent bank set forth opposite the name of each Conduit Investor on such
Schedule A and its permitted successors and assigns (each a "Funding Agent")
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with respect to such Conduit Investor, and Bank of America, National
Association, a national banking association, as the administrative agent for the Investors (the "Administrative Agent"), and the financial
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institutions from time to time parties thereto as alternate Investors.
Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.

                            PRELIMINARY STATEMENTS:

          WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent have entered into the TAA;

          WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and Administrative Agent agree to make certain changes and amendments to the TAA;

          WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and Administrative Agent are willing to make such changes and amendments to the TAA; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment to the TAA.  Effective as of the date hereof
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and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the TAA is hereby amended by deleting Section 8.1(o) in its entirety and adding the following new Section 8.1(o) in its place:

             "(o) the ratio of Adjusted Consolidated EBITDA to Consolidated Cash Interest Expense (i) is less than 2.15 to 1.0 for the four consecutive fiscal quarters ended December 31, 2001, and (ii) is less than 3.0 to 1.0 for any other period of four consecutive fiscal quarters; or".

          SECTION 2. Representations and Warranties.  To induce the
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Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof, after giving effect to the amendments set forth herein:

          (a) Authority.  The SPV and Arrow each has the requisite
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corporate power, authority and legal right to execute and deliver this
Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA
(as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed
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and delivered by the SPV and Arrow.  This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the Agreement, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

          (c) Representations and Warranties.  The representations and
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warranties contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof after giving effect to this Amendment.

          (d) No Termination Event.  After giving effect to this Amendment,
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no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

          SECTION 3. Conditions Precedent.  This Amendment shall become
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effective, as of the date hereof, on the date on which the following conditions precedent shall have been fulfilled:

          (a) This Amendment. The Administrative Agent shall have received
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counterparts of this Amendment, duly executed by each of the parties hereto;
and

          (b) Amendment Fee.  Each of the Funding Agents or Conduit Investor,
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as the case may be, shall have received payment of an amendment fee in the amount of (i) $105,000 in the case of each of Bank of America, National Association; Morgan Guaranty Trust Company of New York; and Fleet Securities, Inc. and (ii) $82,500 in the case of each of Credit Suisse First Boston, New York Branch; Liberty Street Funding Corp. and The Bank of Tokyo-Mitsubishi, Ltd.

          SECTION 4. References to and Effect on the Transaction Documents.
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          (a) Except as specifically amended and modified hereby, each
Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

          (c) This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Amendment among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (d) Each reference in the TAA to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in any other
Transaction Document to "the Transfer and Administration Agreement", "thereunder", "thereof" or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          SECTION 5. Execution in Counterparts.  This Amendment may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
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AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
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WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER
SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM
IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.




          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 ARROW ELECTRONICS FUNDING CORPORATION,
                                 as SPV

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 ARROW ELECTRONICS, INC.,
                                 individually and as Master Servicer

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 ENTERPRISE FUNDING CORPORATION,
                                 as a Conduit Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 BANK OF AMERICA, NATIONAL ASSOCIATION,
                                 as a Funding Agent, as Administrative Agent, and as an Alternate Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 DELAWARE FUNDING CORPORATION,
                                 as a Conduit Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------



                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Funding Agent and as an Alternate Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 EAGLE FUNDING CAPITAL CORPORATION,
                                 as a Conduit Investor and as an Alternate
                                 Investor

                                 By: Fleet Securities, Inc.,
                                 its attorney-in-fact

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 FLEET SECURITIES, INC.
                                 as a Funding Agent

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 GRAMERCY CAPITAL CORP.,
                                 as a Conduit Investor

                                 By: Credit Suisse First Boston, New York
                                 Branch, its attorney-in-fact

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------



                                 CREDIT SUISSE FIRST BOSTON, NEW YORK
                                 BRANCH as a Funding Agent and as an
                                 Alternate Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 LIBERTY STREET FUNDING CORP.,
                                 as a Conduit Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 THE BANK OF NOVA SCOTIA,
                                 as a Funding Agent and as an Alternate
                                 Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 VICTORY RECEIVABLES CORPORATION,
                                 as a Conduit Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
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                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 as a Funding Agent and as an Alternate
                                 Investor

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------